Exhibit 10.2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ALNYLAM PHARMACEUTICALS, INC.
Performance Stock Unit Award Agreement
Granted Under 2018 Stock Incentive Plan
Name of Grantee:    %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Target No. of Performance Stock Units:    %%TOTAL_SHARES_GRANTED,'999,999,999'%-%
Grant Date:    %%OPTION_DATE,'Month DD, YYYY'%-%
Pursuant to the Alnylam Pharmaceuticals, Inc. Amended and Restated 2018 Stock Incentive Plan, as amended through the date hereof (the “Plan”), Alnylam Pharmaceuticals, Inc. (the “Company”) hereby grants to the Grantee named above an award (this “Award”) of Performance Stock Units (“PSUs”) on the Grant Date. Each PSU shall relate to one share of common stock, par value $0.01 per share (the “Stock”), of the Company. The target number of PSUs subject to this Award is [Number of PSUs] (the “Target PSUs”).
1.    Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the PSUs subject to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Earned PSUs (as defined below), if any, have vested as provided in Section 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.    Vesting of Earned PSUs; Certain Terminations of Employment; Change in Control. So long as the Grantee remains an Eligible Participant, the restrictions and conditions of Section 1 of this Agreement shall lapse with respect to any Earned PSUs, as determined pursuant to the provisions set forth in Appendix A hereto, on the date (the “Vesting Date”) that is the later of (i) the three-year anniversary of the Grant Date and (ii) the date when the Committee determines the number of Earned PSUs in accordance with Appendix A hereto, provided that such determination by the Committee occurs on or after January 1, 2028 and not later than March 1, 2028 (other than in connection with a Change in Control, as provided for below).
Notwithstanding the foregoing, (i) in the event the Grantee dies while an Eligible Participant and prior to a Change in Control, the Award will become fully vested as to the Target PSUs (without regard to whether any Performance Measures have been achieved on the date of the Grantee’s death) and the date of death shall be deemed the Vesting Date for purposes of this Section 2; and (ii) in the event the Grantee, while an Eligible Participant, becomes disabled (within the meaning of Section 22(e)(3) of the Code) or terminates employment with the Company due to Retirement, in each case prior to the Vesting Date (each such disabled or Retirement Grantee, a “Continuing Grantee”), the Award will remain outstanding with the number of Earned PSUs, if any, determined pursuant to the provisions set forth in Appendix A hereto, and the Award vesting on, the Vesting Date.

In the event a Change in Control occurs prior to the Performance Period End Date, to the extent the PSUs are outstanding immediately prior to such Change in Control, the PSUs will become Earned PSUs based on the greater of the Target PSUs and the number of PSUs that would become Earned PSUs based on actual achievement of the Performance Measures as determined by the Committee as if the date of such Change in Control was the Performance Period End Date. Except in the case of a Continuing Grantee, the number of Earned PSUs, if any, determined pursuant to the previous sentence shall continue to vest based solely on time and shall vest on the third anniversary of the Grant Date, so long as the Grantee remains an Eligible Participant; provided, however, that in the case of a Continuing Grantee, the number of Earned PSUs, if any, shall automatically vest upon the occurrence of the Change in Control. If (i) in connection with a Change in Control, the Earned PSUs are assumed or continued, or a new award is substituted for the Earned PSUs by the acquiror or survivor (or an affiliate of the acquiror or survivor) in accordance with the provisions of Section 10(b) of the Plan, (ii) the Grantee remains an Eligible Participant through the date of a Change in Control and (iii) after the date of a Change in Control the Grantee experiences a Triggering Event or the Grantee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) or terminates employment with the Company due to his or her Retirement, the Earned PSUs will automatically vest in full upon such termination of employment. If, in connection with a Change in Control, the Earned PSUs are not assumed or continued, or a new award is not substituted for the Earned PSUs by the acquiror or survivor (or an affiliate of the acquiror or survivor) in accordance with the provisions of Section 10(b) of the Plan, the Earned PSUs will automatically vest in full upon the occurrence of such Change in Control. Notwithstanding the foregoing, to the extent required to avoid adverse tax consequences under Section 409A of the Code, any Earned PSUs (or assumed or substituted awards in respect of such Earned PSUs) that are subject to the requirements of Section 409A of the Code shall be settled on the third anniversary of the Grant Date.
For purposes of this Agreement, the following terms shall have the following meanings:
•“Triggering Event” shall mean a termination of the Grantee’s employment or service (i) by the Company without Cause or (ii) by the Grantee for “Good Reason,” in either case within 12 months after a Change in Control.
•“Cause” and “Good Reason” shall have the respective meanings ascribed to such terms in the Company’s form of change in control agreement on file with the Securities and Exchange Commission, as the same may be amended and in effect from time to time.
•“Change in Control” shall mean:
(a)any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than the Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or
(b)the date a majority of the members of the Board is replaced during any 24-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or
(c)the consummation of (i) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50 percent or more of the voting shares of the Company issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), other than a merger or consolidation which would result in a majority of the board of directors of the combined entity being comprised of members of the board of directors of the pre-transaction Company and the chief executive officer of the combined entity being the chief executive officer of the pre-transaction Company, in each case immediately following the consummation of such merger or consolidation and continuing for one year following such consummation, or (ii) any sale or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (a) solely as the result of an acquisition of securities by the Company that, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 50 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 50 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (a).
•“Retirement” shall mean the Grantee’s attainment of age sixty (60) and the completion of ten (10) years of continuous employment with the Company, provided that the Grantee has been continuously employed with the Company for a period of at least twelve (12) months following the Grant Date.
The Committee may at any time accelerate any Vesting Date specified in this Section 2, subject to the requirements of Section 409A of the Code.
3.    Number of PSUs that May be Earned. Except as otherwise provided herein and as further set forth in Appendix A hereto, the percentage of the Target PSUs that are earned by the Grantee (the

“Earned PSUs”) will be determined based on the application of the Performance Multiplier specified for the applicable Performance Measure in Appendix A hereto. For the avoidance of doubt, such number of Earned PSUs is variable and may be more than, equal to, or less than, the number of Target PSUs and may range from zero to two hundred percent of the number of Target PSUs.
4.    Termination of Relationship with the Company. The Grantee shall remain an “Eligible Participant” so long as the Grantee remains an employee or officer of, or consultant or advisor to, the Company or one of its subsidiaries. If the Grantee ceases to be an Eligible Participant for any reason other than death, disability, the occurrence of a Triggering Event or Retirement prior to the Vesting Date, the PSUs shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of their successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such PSUs.
5.    Issuance of Shares of Stock. As soon as practicable following the Vesting Date (but in no event later than two and one-half months after the end of the calendar year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Earned PSUs that have vested pursuant to Section 2 on such Vesting Date, and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares of Stock; it being understood that, in the case of any PSUs that become Earned PSUs in connection with a Change in Control, any such Earned PSUs that are or subsequently become vested prior to the third anniversary of the Grant Date and that are not otherwise subject to the requirements of Section 409A of the Code shall be delivered to the Grantee as soon as practicable following such earlier vesting date.
6.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in Section 3 of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
7.    Tax Withholding. As a condition to this Award, the Grantee hereby agrees that any required tax withholding obligation shall be satisfied through a mandatory, non-discretionary “sell-to-cover” arrangement with a broker designated by the Company, with all attendant costs to be borne by the Grantee, and hereby authorizes the Company to make such arrangement; provided, however, that in the event that the Grantee has engaged in any opposite way transactions within the previous six (6) months that were not exempt from Section 16(b) of the Exchange Act of 1934, as amended, any required tax withholding obligation associated with this Award shall be satisfied by the Company withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. Unless the withholding tax obligations of the Company and/or any subsidiary thereof are satisfied by the Grantee in accordance with this provision, the Company shall have no obligation to issue any shares of Stock on the Grantee’s behalf pursuant to the vesting of any PSUs subject to this Award.
8.    Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from or comply with the requirements of Section 409A of the Code.

9.    No Obligation to Continue Service Relationship. Neither the Company nor any subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in an employment or other service relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any subsidiary to terminate the employment or other service relationship of the Grantee at any time.
10.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
11.    Data Privacy.
(a)Data Collection and Usage. The Company collects, processes and transfers personal data about the Grantee, in electronic or other form, including but not limited to, the Grantee’s name, home address, email address and telephone number, date of birth, social insurance or social security number, passport number or other national identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all options, stock units or any other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, which the Company and its subsidiaries receive from the Grantee (“Data”) for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Grantee’s consent, compliance with relevant laws or regulations to which the Company is subject to or the pursuit by the Company of its respective legitimate interests not outweighed by the Grantee’s interests, rights or freedoms as needed to provide the requested services to the Grantee in accordance with the Plan.
(b)Stock Plan Administration Vendors. The Company may transfer Data to a designated third-party external broker or such other independent stock plan vendors, as may be selected by the Company in the future, which shall assist the Company with the implementation, administration and management of the Plan. Such vendor(s) may open an account for the Grantee to receive and trade shares of Common Stock underlying this Award. The Grantee may be asked to acknowledge, or agree to, separate terms and data processing practices with the vendor(s) with such agreement being a condition of participation in the Plan.
(c)An updated list with the details of all recipients of the Grantee’s Data can be made available upon a relevant request to privacy@alnylam.com.
(d)Data Retention. The Company will hold and use the Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax and security laws. In the latter case, the Grantee understands and acknowledges that the Company’s legal basis for the processing of the Data would be compliance with the relevant laws or regulations and the pursuit by the Company of respective legitimate interests not outweighed by the Grantee’s interests, rights or freedoms. When the Company no longer needs the Data for any of the above purposes, the Grantee understands the Company will isolate it from active systems, remove it from its systems, or anonymize it to be used for statistical purposes as the case may be.
(e)Data Subject Rights. The Grantee understands that the Grantee may have a number of rights under data privacy and data protection laws and regulations in the Grantee’s jurisdiction. Depending on where the Grantee is based and the applicable data privacy and data protection laws and regulations, such rights may include the right to (i) request access or copies of Data the Company processes, (ii) rectify or supplement Data that is incorrect, incomplete or out-of-date in light of the purposes underlying the processing, (iii) anonymize or delete Data, (iv) restrict or object to the processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in the Grantee’s jurisdiction, (vii) receive a list with the names and addresses of any potential recipients of the Grantee’s Data, and/or (viii) receive information about the possibility of not giving consent to process Data and the consequences of not giving consent. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact privacy@alnylam.com.
(f)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary, and the Grantee is providing the consents herein on a free and purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke the Grantee’s consent, the Grantee’s salary from or employment and career with the Company will not be affected; the only adverse consequence of refusing or withdrawing the Grantee’s consent is that the Grantee’s ability to participate to the Plan may be affected, as the Company would not (or no longer) be able to grant this Award or other equity awards to the Grantee or administer or maintain such awards. Please note that withdrawal of consent does not affect any processing of Data carried out prior to and up to the date of such withdrawal.
By accepting this Award and indicating consent via the Company’s acceptance procedure, the Grantee is declaring that the Grantee agrees with the data processing practices described herein and consents to the collection, processing and use of Data by the Company and the transfer of such Data to the recipients mentioned above, including recipients located in countries which do not ensure an adequate level of protection from applicable data privacy and data protection law and regulation perspective, for the purposes described above.
Finally, the Grantee understands that the Company as the Data Controller of the Data may rely on a different legal basis for the processing or transfer of Data in the future and/or request that the Grantee provide supplementary consents or provide the Grantee with additional privacy related information as the case may be. If applicable and upon request of the Company, the Grantee agrees to provide an executed acknowledgement or any data privacy consent to the Company (or any other acknowledgements, agreements or consents as may be required by the Company) that the Company may deem necessary to obtain under the data privacy laws in the Grantee’s jurisdiction, either now or in the future. The Grantee understands that the Grantee will not be able to participate in the Plan if the Grantee fails to execute any such acknowledgement, agreement or consent requested by the Company.
12.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ALNYLAM PHARMACEUTICALS, INC

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

GRANTEE:
%%FIRST_NAME%-% %%LAST_NAME%-% %%ADDRESS_LINE_1%-% %%ADDRESS_LINE_2%-% %%ADDRESS_LINE_3%-% %%CITY%-%, %%STATE%-% %%ZIPCODE%-%

Appendix A to
Performance Restricted Stock Unit Agreement (the “Agreement”)
The Target PSUs subject to the Award will vest and be earned, if at all, in accordance with this Appendix A.

The Target PSUs subject to the Award are allocated among the Performance Measures in the table below based on the Weighting assigned to each Performance Measure. The number of Earned PSUs will be equal to the aggregate number of PSUs determined by the Target PSUs allocated to the applicable Performance Measure, multiplied by the achieved Performance Multiplier specified in the table for such Performance Measure. Unless otherwise determined by the Committee, following the conclusion of the Performance Period, the Committee shall determine the extent to which the Performance Measures have been achieved and the number of Earned PSUs hereunder. The number of Earned PSUs (if any) shall be rounded up to the nearest whole number of shares of Stock. “Performance Period” means the period beginning on January 1, 2025 and ending on December 31, 2027 (such date, the “Performance Period End Date”). The vesting of any Earned PSUs shall occur as provided in Section 2 of the Agreement. All determinations under this Appendix A shall be made by the Committee and will be final and binding on the Grantee.

Weighting	Performance Measure	Performance Multiplier*
25% of Target PSUs	[***]	0% to 200% upon achievement
	•Threshold – [***]	50%
	•Target – [***]	100%
	•Maximum – [***]	200%
25% of Target PSUs	[***]	0% to 200% upon achievement
	•Threshold – [***]	50%
	•Target – [***]	100%
	•Maximum – [***]	200%

25% of Target PSUs	[***]	0% to 200% upon achievement
	•No Payout – [***]	0%
	•Threshold – [***]	50%
	•Target – [***]	100%
	•Maximum – [***]	200%
25% of Target PSUs	[***]	0% to 200% upon achievement
	•No Payout – [***]	0%
	•Threshold – [***]	50%
	•Target – [***]	100%
	•Maximum – [***]	200%

* The Performance Multiplier will be determined by linear interpolation [***].

ALNYLAM PHARMACEUTICALS, INC.
Performance Stock Unit Award Agreement
Granted Under 2018 Stock Incentive Plan
Name of Grantee:    %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
Target No. of Performance Stock Units:    %%TOTAL_SHARES_GRANTED,'999,999,999'%-%
Grant Date:    %%OPTION_DATE,'Month DD, YYYY'%-%
Pursuant to the Alnylam Pharmaceuticals, Inc. Amended and Restated 2018 Stock Incentive Plan, as amended through the date hereof (the “Plan”), Alnylam Pharmaceuticals, Inc. (the “Company”) hereby grants to the Grantee named above an award (this “Award”) of Performance Stock Units (“PSUs”) on the Grant Date. Each PSU shall relate to one share of common stock, par value $0.01 per share (the “Stock”), of the Company. The target number of PSUs subject to this Award is [Number of PSUs] (the “Target PSUs”).
1.    Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the PSUs subject to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Earned PSUs (as defined below), if any, have vested as provided in Section 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.    Vesting of Earned PSUs; Certain Terminations of Employment; Change in Control. So long as the Grantee remains an Eligible Participant, the restrictions and conditions of Section 1 of this Agreement shall lapse with respect to any Earned PSUs, as determined pursuant to the provisions set forth in Appendix A hereto, on the date (the “Vesting Date”) that is the later of (i) the three-year anniversary of the Grant Date and (ii) the date when the Committee determines the number of Earned PSUs in accordance with Appendix A hereto, provided that such determination by the Committee occurs on or after January 1, 2028 and not later than March 1, 2028 (other than in connection with a Change in Control, as provided for below).
Notwithstanding the foregoing, (i) in the event the Grantee dies while an Eligible Participant and prior to a Change in Control, the Award will become fully vested as to the Target PSUs (without regard to whether any Performance Measures have been achieved on the date of the Grantee’s death) and the date of death shall be deemed the Vesting Date for purposes of this Section 2; and (ii) in the event the Grantee, while an Eligible Participant, becomes disabled (within the meaning of Section 22(e)(3) of the Code) or terminates employment with the Company due to Retirement, in each case prior to the Vesting Date (each such disabled or Retirement Grantee, a “Continuing Grantee”), the Award will remain outstanding with the number of Earned PSUs, if any, determined pursuant to the provisions set forth in Appendix A hereto, and the Award vesting on, the Vesting Date.
In the event a Change in Control occurs prior to the Performance Period End Date, to the extent the PSUs are outstanding immediately prior to such Change in Control, the PSUs will become Earned

PSUs based on the greater of the Target PSUs and the number of PSUs that would become Earned PSUs based on actual achievement of the Performance Measures as determined by the Committee as if the date of such Change in Control was the Performance Period End Date. Except in the case of a Continuing Grantee, the number of Earned PSUs, if any, determined pursuant to the previous sentence shall continue to vest based solely on time and shall vest on the third anniversary of the Grant Date, so long as the Grantee remains an Eligible Participant; provided, however, that in the case of a Continuing Grantee, the number of Earned PSUs, if any, shall automatically vest upon the occurrence of the Change in Control. If (i) in connection with a Change in Control, the Earned PSUs are assumed or continued, or a new award is substituted for the Earned PSUs by the acquiror or survivor (or an affiliate of the acquiror or survivor) in accordance with the provisions of Section 10(b) of the Plan, (ii) the Grantee remains an Eligible Participant through the date of a Change in Control and (iii) after the date of a Change in Control the Grantee experiences a Triggering Event or the Grantee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) or terminates employment with the Company due to his or her Retirement, the Earned PSUs will automatically vest in full upon such termination of employment. If, in connection with a Change in Control, the Earned PSUs are not assumed or continued, or a new award is not substituted for the Earned PSUs by the acquiror or survivor (or an affiliate of the acquiror or survivor) in accordance with the provisions of Section 10(b) of the Plan, the Earned PSUs will automatically vest in full upon the occurrence of such Change in Control. Notwithstanding the foregoing, to the extent required to avoid adverse tax consequences under Section 409A of the Code, any Earned PSUs (or assumed or substituted awards in respect of such Earned PSUs) that are subject to the requirements of Section 409A of the Code shall be settled on the third anniversary of the Grant Date.
For purposes of this Agreement, the following terms shall have the following meanings:
•“Triggering Event” shall mean a termination of the Grantee’s employment or service (i) by the Company without Cause or (ii) by the Grantee for “Good Reason,” in either case within 12 months after a Change in Control.
•“Cause” and “Good Reason” shall have the respective meanings ascribed to such terms in the Company’s form of change in control agreement on file with the Securities and Exchange Commission, as the same may be amended and in effect from time to time (provided that, in the case of the definition of “Good Reason,” the term “Grantee” shall be substituted for the term “Executive” and the words “senior management employees of the Company” in clause (ii) shall be replaced with the words “employees of the Company at the same seniority level as the Grantee”).
•“Change in Control” shall mean:
(a)any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than the Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or
(b)the date a majority of the members of the Board is replaced during any 24-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or
(c)the consummation of (i) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50 percent or more of the voting shares of the Company issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), other than a merger or consolidation which would result in a majority of the board of directors of the combined entity being comprised of members of the board of directors of the pre-transaction Company and the chief executive officer of the combined entity being the chief executive officer of the pre-transaction Company, in each case immediately following the consummation of such merger or consolidation and continuing for one year following such consummation, or (ii) any sale or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (a) solely as the result of an acquisition of securities by the Company that, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 50 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 50 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (a).
•“Retirement” shall mean the Grantee’s attainment of age sixty (60) and the completion of ten (10) years of continuous employment with the Company, provided that the Grantee has been continuously employed with the Company for a period of at least twelve (12) months following the Grant Date.
The Committee may at any time accelerate any Vesting Date specified in this Section 2, subject to the requirements of Section 409A of the Code.

3.    Number of PSUs that May be Earned. Except as otherwise provided herein and as further set forth in Appendix A hereto, the percentage of the Target PSUs that are earned by the Grantee (the “Earned PSUs”) will be determined based on the application of the Performance Multiplier specified for the applicable Performance Measure in Appendix A hereto. For the avoidance of doubt, such number of Earned PSUs is variable and may be more than, equal to, or less than, the number of Target PSUs and may range from zero to two hundred percent of the number of Target PSUs.
4.    Termination of Relationship with the Company. The Grantee shall remain an “Eligible Participant” so long as the Grantee remains an employee or officer of, or consultant or advisor to, the Company or one of its subsidiaries. If the Grantee ceases to be an Eligible Participant for any reason other than death, disability, the occurrence of a Triggering Event or Retirement prior to the Vesting Date, the PSUs shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of their successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such PSUs.
5.    Issuance of Shares of Stock. As soon as practicable following the Vesting Date (but in no event later than two and one-half months after the end of the calendar year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Earned PSUs that have vested pursuant to Section 2 on such Vesting Date, and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares of Stock; it being understood that, in the case of any PSUs that become Earned PSUs in connection with a Change in Control, any such Earned PSUs that are or subsequently become vested prior to the third anniversary of the Grant Date and that are not otherwise subject to the requirements of Section 409A of the Code shall be delivered to the Grantee as soon as practicable following such earlier vesting date.
6.    Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Committee set forth in Section 3 of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
7.    Tax Withholding. As a condition to this Award, the Grantee hereby agrees that any required tax withholding obligation shall be satisfied through a mandatory, non-discretionary “sell-to-cover” arrangement with a broker designated by the Company, with all attendant costs to be borne by the Grantee, and hereby authorizes the Company to make such arrangement. Unless the withholding tax obligations of the Company and/or any subsidiary thereof are satisfied by the Grantee in accordance with this provision, the Company shall have no obligation to issue any shares of Stock on the Grantee’s behalf pursuant to the vesting of any PSUs subject to this Award.
8.    Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from or comply with the requirements of Section 409A of the Code.
9.    No Obligation to Continue Service Relationship. Neither the Company nor any subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in an employment or other service relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any subsidiary to terminate the employment or other service relationship of the Grantee at any time.
10.    Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.
11.    Data Privacy.
(g)Data Collection and Usage. The Company collects, processes and transfers personal data about the Grantee, in electronic or other form, including but not limited to, the Grantee’s name, home address, email address and telephone number, date of birth, social insurance or social security number, passport number or other national identification number, salary, nationality, job title, any shares of Common Stock or directorships held in the Company, details of all options, stock units or any other entitlement to shares of Common Stock awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor, which the Company and its subsidiaries receive from the Grantee (“Data”) for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Grantee’s consent, compliance with relevant laws or regulations to which the Company is subject to or the pursuit by the Company of its respective legitimate interests not outweighed by the Grantee’s interests, rights or freedoms as needed to provide the requested services to the Grantee in accordance with the Plan.
(h)Stock Plan Administration Vendors. The Company may transfer Data to a designated third-party external broker or such other independent stock plan vendors, as may be selected by the Company in the future, which shall assist the Company with the implementation, administration and management of the Plan. Such vendor(s) may open an account for the Grantee to receive and trade shares of Common Stock underlying this Award. The Grantee may be asked to acknowledge, or agree to, separate terms and data processing practices with the vendor(s) with such agreement being a condition of participation in the Plan.
(i)An updated list with the details of all recipients of the Grantee’s Data can be made available upon a relevant request to privacy@alnylam.com.
(j)Data Retention. The Company will hold and use the Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax and security laws. In the latter case, the Grantee understands and acknowledges that the Company’s legal basis for the processing of the Data would be compliance with the relevant laws or regulations and the pursuit by the Company of respective legitimate interests not outweighed by the Grantee’s interests, rights or freedoms. When the Company no longer needs the Data for any of the above purposes, the Grantee understands the Company will isolate it from active systems, remove it from its systems, or anonymize it to be used for statistical purposes as the case may be.
(k)Data Subject Rights. The Grantee understands that the Grantee may have a number of rights under data privacy and data protection laws and regulations in the Grantee’s jurisdiction. Depending on where the Grantee is based and the applicable data privacy and data protection laws and regulations, such rights may include the right to (i) request access or copies of Data the Company processes, (ii) rectify or supplement Data that is incorrect, incomplete or out-of-date in light of the purposes underlying the processing, (iii) anonymize or delete Data, (iv) restrict or object to the processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in the Grantee’s jurisdiction, (vii) receive a list with the names and addresses of any potential recipients of the Grantee’s Data, and/or (viii) receive information about the possibility of not giving consent to process Data and the consequences of not giving consent. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact privacy@alnylam.com.
(l)Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary, and the Grantee is providing the consents herein on a free and purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke the Grantee’s consent, the Grantee’s salary from or employment and career with the Company will not be affected; the only adverse consequence of refusing or withdrawing the Grantee’s consent is that the Grantee’s ability to participate to the Plan may be affected, as the Company would not (or no longer) be able to grant this Award or other equity awards to the Grantee or administer or maintain such awards. Please note that withdrawal of consent does not affect any processing of Data carried out prior to and up to the date of such withdrawal.
By accepting this Award and indicating consent via the Company’s acceptance procedure, the Grantee is declaring that the Grantee agrees with the data processing practices described herein and consents to the collection, processing and use of Data by the Company and the transfer of such Data to the recipients mentioned above, including recipients located in countries which do not ensure an adequate level of protection from applicable data privacy and data protection law and regulation perspective, for the purposes described above.
Finally, the Grantee understands that the Company as the Data Controller of the Data may rely on a different legal basis for the processing or transfer of Data in the future and/or request that the Grantee provide supplementary consents or provide the Grantee with additional privacy related information as the case may be. If applicable and upon request of the Company, the Grantee agrees to provide an executed acknowledgement or any data privacy consent to the Company (or any other acknowledgements, agreements or consents as may be required by the Company) that the Company may deem necessary to obtain under the data privacy laws in the Grantee’s jurisdiction, either now or in the future. The Grantee understands that the Grantee will not be able to participate in the Plan if the Grantee fails to execute any such acknowledgement, agreement or consent requested by the Company.
12.    Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ALNYLAM PHARMACEUTICALS, INC

By:
Title:
The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

GRANTEE:
%%FIRST_NAME%-% %%LAST_NAME%-% %%ADDRESS_LINE_1%-% %%ADDRESS_LINE_2%-% %%ADDRESS_LINE_3%-% %%CITY%-%, %%STATE%-% %%ZIPCODE%-%

Appendix A to
Performance Restricted Stock Unit Agreement (the “Agreement”)
The Target PSUs subject to the Award will vest and be earned, if at all, in accordance with this Appendix A.

The Target PSUs subject to the Award are allocated among the Performance Measures in the table below based on the Weighting assigned to each Performance Measure. The number of Earned PSUs will be equal to the aggregate number of PSUs determined by the Target PSUs allocated to the applicable Performance Measure, multiplied by the achieved Performance Multiplier specified in the table for such Performance Measure. Unless otherwise determined by the Committee, following the conclusion of the Performance Period, the Committee shall determine the extent to which the Performance Measures have been achieved and the number of Earned PSUs hereunder. The number of Earned PSUs (if any) shall be rounded up to the nearest whole number of shares of Stock. “Performance Period” means the period beginning on January 1, 2025 and ending on December 31, 2027 (such date, the “Performance Period End Date”). The vesting of any Earned PSUs shall occur as provided in Section 2 of the Agreement. All determinations under this Appendix A shall be made by the Committee and will be final and binding on the Grantee.

Weighting	Performance Measure	Performance Multiplier*
25% of Target PSUs	[***]	0% to 200% upon achievement
	•Threshold – [***]	50%
	•Target – [***]	100%
	•Maximum – [***]	200%
25% of Target PSUs	[***]	0% to 200% upon achievement
	•Threshold – [***]	50%
	•Target – [***]	100%
	•Maximum – [***]	200%

25% of Target PSUs	[***]	0% to 200% upon achievement
	•No Payout – [***]	0%
	•Threshold – [***]	50%
	•Target – [***]	100%
	•Maximum – [***]	200%
25% of Target PSUs	[***]	0% to 200% upon achievement
	•No Payout – [***]	0%
	•Threshold – [***]	50%
	•Target – [***]	100%
	•Maximum – [***]	200%

* The Performance Multiplier will be determined by linear interpolation [***].

ALNYLAM PHARMACEUTICALS, INC.
Performance Stock Unit Award Agreement
Granted Under 2018 Stock Incentive Plan
Name of Grantee:    %%FIRST_NAME_MIDDLE_NAME_LAST_NAME%-%
No. of Performance Stock Units:    %%TOTAL_SHARES_GRANTED,'999,999,999'%-%
Grant Date:    %%OPTION_DATE,'Month DD, YYYY'%-%
Pursuant to the Alnylam Pharmaceuticals, Inc. Amended and Restated 2018 Stock Incentive Plan, as amended through the date hereof (the “Plan”), Alnylam Pharmaceuticals, Inc. (the “Company”) hereby grants to the Grantee named above an award (this “Award”) of Performance Stock Units (“PSUs”) on the Grant Date. Each PSU shall relate to one share of common stock, par value $0.01 per share (the “Stock”), of the Company. The target number of PSUs subject to this Award is [Number of PSUs] (the “Target PSUs”). For purposes of this Agreement, if the Grantee is not employed by the Company, “Employer” means the subsidiary that employs the Grantee.
1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the PSUs subject to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Earned PSUs (as defined below), if any, have vested as provided in Section 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.
2.Vesting of Earned PSUs; Certain Terminations of Employment; Change in Control. So long as the Grantee remains an Eligible Participant, the restrictions and conditions of Section 1 of this Agreement shall lapse with respect to any Earned PSUs, as determined pursuant to the provisions set forth in Appendix A hereto, on the date (the “Vesting Date”) that is the later of (i) the three-year anniversary of the Grant Date and (ii) the date when the Committee determines the number of Earned PSUs in accordance with Appendix A hereto, provided that such determination by the Committee occurs on or after January 1, 2028 and not later than March 1, 2028 (other than in connection with a Change in Control, as provided for below).
Notwithstanding the foregoing, (i) in the event the Grantee dies while an Eligible Participant and prior to a Change in Control, the Award will become fully vested as to the Target PSUs (without regard to whether any Performance Measures have been achieved on the date of the Grantee’s death) and the date of death shall be deemed the Vesting Date for purposes of this Section 2; and (ii) in the event the Grantee, while an Eligible Participant, becomes disabled (within the meaning of Section 22(e)(3) of the Code) or terminates employment with the Company or the Employer due to Retirement, in each case prior to the

Vesting Date (each such disabled or Retirement Grantee, a “Continuing Grantee”), the Award will remain outstanding with the number of Earned PSUs, if any, determined pursuant to the provisions set forth in Appendix A hereto, and the Award vesting on, the Vesting Date.
In the event a Change in Control occurs prior to the Performance Period End Date, to the extent the PSUs are outstanding immediately prior to such Change in Control, the PSUs will become Earned PSUs based on the greater of the Target PSUs and the number of PSUs that would become Earned PSUs based on actual achievement of the Performance Measures as determined by the Committee as if the date of such Change in Control was the Performance Period End Date. Except in the case of a Continuing Grantee, the number of Earned PSUs, if any, determined pursuant to the previous sentence shall continue to vest based solely on time and shall vest on the third anniversary of the Grant Date, so long as the Grantee remains an Eligible Participant; provided, however, that in the case of a Continuing Grantee, the number of Earned PSUs, if any, shall automatically vest upon the occurrence of the Change in Control. If (i) in connection with a Change in Control, the Earned PSUs are assumed or continued, or a new award is substituted for the Earned PSUs by the acquiror or survivor (or an affiliate of the acquiror or survivor) in accordance with the provisions of Section 10(b) of the Plan, (ii) the Grantee remains an Eligible Participant through the date of a Change in Control and (iii) after the date of a Change in Control the Grantee experiences a Triggering Event or the Grantee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) or terminates employment with the Company or the Employer due to his or her Retirement, the Earned PSUs will automatically vest in full upon such termination of employment. If, in connection with a Change in Control, the Earned PSUs are not assumed or continued, or a new award is not substituted for the Earned PSUs by the acquiror or survivor (or an affiliate of the acquiror or survivor) in accordance with the provisions of Section 10(b) of the Plan, the Earned PSUs will automatically vest in full upon the occurrence of such Change in Control. Notwithstanding the foregoing, to the extent required to avoid adverse tax consequences under Section 409A of the Code, any Earned PSUs (or assumed or substituted awards in respect of such Earned PSUs) that are subject to the requirements of Section 409A of the Code shall be settled on the third anniversary of the Grant Date.
For purposes of this Agreement, the following terms shall have the following meanings:
•“Triggering Event” shall mean a termination of the Grantee’s employment or service (i) by the Company or the Employer without Cause or (ii) by the Grantee for “Good Reason,” in either case within 12 months after a Change in Control.
•“Cause” and “Good Reason” shall have the respective meanings ascribed to such terms in the Company’s form of change in control agreement on file with the Securities and Exchange Commission, as the same may be amended and in effect from time to time (provided that, in the case of the definition of “Good Reason,” the term “Grantee” shall be substituted for the term “Executive” and the words “senior management employees of the Company” in clause (ii) shall be replaced with the words “employees of the Company at the same seniority level as the Grantee”).

•“Change in Control” shall mean:
(a)any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than the Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or
(b)the date a majority of the members of the Board is replaced during any 24-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; or
(c)the consummation of (i) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50 percent or more of the voting shares of the Company issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), other than a merger or consolidation which would result in a majority of the board of directors of the combined entity being comprised of members of the board of directors of the pre-transaction Company and the chief executive officer of the combined entity being the chief executive officer of the pre-transaction Company, in each case immediately following the consummation of such merger or consolidation and continuing for one year following such consummation, or (ii) any sale or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company.
Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clause (a) solely as the result of an acquisition of securities by the Company that, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 50 percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 50 percent or more of the combined voting power of all then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (a).
•“Retirement” shall mean the Grantee’s attainment of age sixty (60) and the completion of ten (10) years of continuous employment with the Company (including any subsidiary), provided that the Grantee has been continuously employed with the Company (including any subsidiary) for a period of at least twelve (12) months following the Grant Date.
The Committee may at any time accelerate any Vesting Date specified in this Section 2, subject to the requirements of Section 409A of the Code.
3.Number of PSUs that May be Earned. Except as otherwise provided herein and as further set forth in Appendix A hereto, the percentage of the Target PSUs that are earned by the Grantee (the “Earned PSUs”) will be determined based on the application of the Performance Multiplier specified for the applicable Performance Measure in Appendix A hereto. For the avoidance of doubt, such number of Earned PSUs is variable and may be more than, equal to, or less than, the number of Target PSUs and may range from zero to two hundred percent of the number of Target PSUs.
4.Termination of Relationship with the Company. The Grantee shall remain an “Eligible Participant” so long as the Grantee remains an employee or officer of, or consultant or advisor to, the Company or one of its subsidiaries. If the Grantee ceases to be an Eligible Participant for any reason other than death, disability, the occurrence of a Triggering Event or Retirement prior to the Vesting Date, the PSUs shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of their successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such PSUs.
For purposes of this Award, the Grantee’s employment or other service relationship with the Company or the Employer will be considered terminated as of the date the Grantee is no longer actively providing services to the Company or any subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where the Grantee is employed or otherwise providing services or the terms of the Grantee’s employment or other service agreement, if any). The termination date for purposes of this Award will not be extended by any notice period (e.g., the Grantee’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Grantee is employed or otherwise providing services or the terms of the Grantee’s employment or other service agreement, if any). The Committee shall have the exclusive discretion to determine when the Grantee is no longer actively providing services for purposes of the Award (including whether the Grantee may still be considered to be providing services while on a leave of absence).

5.Issuance of Shares of Stock. As soon as practicable following the Vesting Date (but in no event later than two and one-half months after the end of the calendar year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Earned PSUs that have vested pursuant to Section 2 on such Vesting Date, and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares of Stock; it being understood that, in the case of any PSUs that become Earned PSUs in connection with a Change in Control, any such Earned PSUs that are or subsequently become vested prior to the third anniversary of the Grant Date and that are not otherwise subject to the requirements of Section 409A of the Code shall be delivered to the Grantee as soon as practicable following such earlier vesting date. Notwithstanding the foregoing, if the Grantee is resident or employed outside of the United States, the Company may, in its sole discretion, settle the Performance Stock Units in the form of a cash payment to the extent settlement in shares of Stock: (i) is prohibited under applicable law; (ii) would require the Grantee, the Company or its subsidiaries to obtain the approval of any governmental and/or regulatory body in the Grantee’s country of residence (or country of employment, if different); (iii) would result in adverse tax consequences for the Grantee, the Company or the Employer; or (iv) is administratively burdensome. Alternatively, the Company may, in its sole discretion settle the Performance Stock Units in the form of shares of Stock, but require the Grantee to sell such shares immediately or within a specified period following the Grantee’s termination of employment (in which case, this Agreement shall give the Company the authority to issue sales instructions on the Grantee’s behalf).
6.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.
7.Responsibility for Taxes. The Grantee acknowledges that, regardless of any action taken by the Company or the Employer with respect to any or all income tax (including U.S. federal, state and local taxes and/or non-U.S. taxes), social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s personal responsibility and may exceed the amount, if any, actually withheld by the Company and/or the Employer. The Grantee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including, but not limited to, the grant of this Award, the vesting of this Award, the issuance or sale of shares of Stock, or the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of this Award or any aspect of the Plan to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee is subject to Tax-Related Items in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

In connection with any relevant taxable or tax withholding event, as applicable, the Grantee agrees to make arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Grantee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy their withholding obligations with regard to any Tax-Related Items by one or a combination of the following: (a) withholding from the Grantee’s wages or other cash compensation payable to the Grantee by the Company and/or the Employer, (b) withholding from proceeds of the sale of shares of Stock issued under the Plan, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent) to cover the Tax-Related Items required to be withheld, and (c) withholding in shares of Stock to be issued upon vesting under the Plan; provided, if the Grantee is a Section 16 officer of the Company under the U.S. Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the withholding obligations for any Tax-Related Items shall be satisfied by withholding in shares of Stock to be issued upon vesting under the Plan.
The Company may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in the Grantee’s jurisdiction(s). In the event of over-withholding, the Grantee may receive a refund from the Company of any over-withheld amount in cash (with no entitlement to the equivalent in shares of Stock), or if not refunded by the Company, the Grantee must seek a refund from the local tax authorities to the extent the Grantee wishes to recover the over-withheld amount in the form of a refund. If the obligation for Tax-Related Items is satisfied by withholding shares of Stock, for tax purposes, the Grantee will be deemed to have been issued the full number of shares of Stock subject to the vested Performance Stock Units, notwithstanding that a number of the shares of Stock is held back solely for the purpose of paying the Tax-Related Items. The Company may refuse to issue or deliver the shares of Stock or the proceeds from the sale of shares of Stock to the Grantee if the Grantee fails to comply with the Grantee’s obligations in connection with the Tax-Related Items.
Finally, the Grantee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Grantee’s acceptance of this Award that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares of Stock or the proceeds of the sale of shares of Stock if the Grantee fails to comply with the Grantee’s obligations in connection with the Tax-Related Items.
8.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from or comply with the requirements of Section 409A of the Code.
9.No Obligation to Continue Service Relationship. Neither the Company nor any subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment or other service relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any subsidiary to terminate the employment or other service relationship of the Grantee at any time.

10.Nature of Grant. By accepting the grant of this Award, the Grantee acknowledges, understands and agrees that:
a.the Plan is established voluntarily by the Company, it is discretionary in nature and it may be terminated, suspended or amended by the Company at any time, to the extent permitted by the Plan;
b.the Plan is operated and the Awards are granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights the Grantee may have under this Agreement may be raised only against the Company but not any subsidiary of the Company (including, but not limited to, the Employer);
c.no subsidiary of the Company (including, but not limited to, the Employer) has any obligation to make any payment of any kind to the Grantee under this Agreement;
d.the grant of this Award is voluntary and does not create any contractual or other right to receive future Performance Stock Units or benefits in lieu of Performance Stock Units, even if Performance Stock Units have been granted in the past;
e.all decisions with respect to future Performance Stock Units or other grants, if any, will be at the sole discretion of the Company;
f.the grant of this Award and the Grantee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, the Employer or any other subsidiary, and shall not interfere with the ability of the Company, the Employer or any other subsidiary to terminate the employment relationship (if any);
g.the Grantee is voluntarily participating in the Plan;
h.this Award and any shares of Stock acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;
i.this Award and any shares of Stock acquired under the Plan, and the income from and value of same, are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which are outside the scope of the Grantee’s employment and the Grantee’s employment contract, if any;
j.this Award and any shares of Stock acquired under the Plan, and the income from and value of same, are not part of normal or expected compensation or salary for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, leave-related payments, holiday top-up, pension or retirement or welfare benefits or similar mandatory payments;

k.the future value of the underlying shares of Stock is unknown, indeterminable and cannot be predicted with certainty and the value of such shares of Stock issued under the Plan may increase or decrease in the future;
l.no claim or entitlement to compensation or damages shall arise from forfeiture of this Award resulting from termination of the Grantee’s status as an Eligible Participant (regardless of the reason for the termination and whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any); or from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law;
m.on the date of termination of the Grantee’s status as an Eligible Participant for any reason, other than death, disability, the occurrence of a Triggering Event or a Retirement (whether or not the termination is later found to be invalid or in breach of employment laws in the jurisdiction where the Grantee is employed or the terms of the Grantee’s employment agreement, if any), the Grantee’s right to continue vesting in this Award, if any, will terminate (for purposes of the foregoing, the Committee shall have exclusive discretion to determine the effective date the Grantee is no longer an Eligible Participant); and
n.neither the Company, the Employer, nor any other subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the shares of Stock or any amounts due pursuant to the issuance of shares of Stock, or the subsequent sale of any shares of Stock acquired under the Plan.
11.No Advice Regarding Grant. The Grantee acknowledges that neither the Company nor the Employer are providing any tax, legal or financial advice, nor is the Company or the Employer making any recommendations regarding the Grantee’s acceptance of this Award, participation in the Plan or sale of shares of Stock. The Grantee should consult the Grantee’s own personal tax, legal and financial advisors regarding the Grantee’s participation in the Plan before taking any action related to the Plan.
12.Integration. This Agreement, the Plan and the New Hire Equity Letter constitute the entire agreement of the parties with respect to this Award and administration of the Plan and supersede all prior agreements, arrangements, plans and understandings concerning such subject matter. For purposes of this Agreement, the “New Hire Equity Letter” refers to the letter from the Company to the Grantee in connection with their hiring by the Company or the Employer, as applicable, informing the Grantee of certain terms, conditions, and limitations associated with receipt of new hire and/or annual or other equity awards from the Company.
13.Data Privacy. The Company, with its registered address at 675 West Kendall Street, Henri A. Termeer Square, Cambridge, Massachusetts 02142, U.S.A., is the controller responsible for the processing of the Grantee’s personal data by the Company and the third parties noted below (“Data Controller”).
a.Data Collection and Usage. The Company and the Employer collects, processes and transfers certain personal data about the Grantee, in electronic or other form, including but not limited to, the Grantee’s name, home address, email address and telephone number, date of birth, social insurance or social security number, passport number or other national identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company, details of all Performance Stock Units or any other entitlement to shares of Stock or equivalent benefits awarded, canceled, exercised, vested, unvested or outstanding in the Grantee’s favor (“Data”), for the purposes of implementing, administering and managing the Plan. The legal basis, where required, for the processing of Data is the Grantee’s consent, compliance with relevant laws or regulations to which the Company is subject to or the pursuit by the Company of its respective legitimate interests not outweighed by the Grantee’s interests, rights or freedoms as needed to provide the requested services to the Grantee in accordance with the Plan.
b.Stock Plan Administration Vendors. The Company may transfer Data to a designated third-party external broker or such other independent stock plan vendors, as may be selected by the Company in the future, which shall assist the Company with the implementation, administration and management of the Plan. Such vendor(s) may open an account for the Grantee to receive and trade shares of Stock. The Grantee may be asked to acknowledge, or agree to, separate terms and data processing practices with the vendor(s) with such agreement being a condition of participation in the Plan.
c.International Data Transfers. Data will be transferred from the Grantee’s country to the United States or elsewhere, where the Company, the Employer and its vendors are based. The Grantee’s country or jurisdiction may have different data privacy and data protection laws and regulations than the recipient’s country (e.g. the United States or otherwise) and thus the level of data protection provided may not be equivalent to the one offered in the Grantee’s country of residence. The Company’s legal basis, where required, for the transfer of Data is the pursuit by the Company of its respective legitimate interests not outweighed by the Grantee’s interests, rights or freedoms as needed to provide the requested services to the Grantee in accordance with the Plan. Where Data are to be transferred to a Third Country, as defined by applicable data protection laws, the Company and the Employer shall ensure that the level of data protection is equivalent to the one afforded in the Grantee’s country of residence, especially if such country is subject to applicable data privacy and data protection laws and regulations; such an adequate level shall be in particular guaranteed by the Company and the Employer, by implementing adequate safeguards between the Company and the Employer and such third parties recipients; in particular by executing appropriate standard contractual clauses as adopted and approved by the applicable governmental or supervisory authority for that purpose and by implementing appropriate technical and organizational security measures to ensure the security of the processing.
An updated list with the details of all recipients of the Grantee’s Data can be made available upon a relevant request to privacy@alnylam.com.
d.Data Retention. The Company will hold and use the Data only as long as is necessary to implement, administer and manage the Grantee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including under tax and security laws. In the latter case, the Grantee understands and acknowledges that the Company’s legal basis for the processing of the Data would be compliance with the relevant laws or regulations and the pursuit by the Company of respective legitimate interests not outweighed by the Grantee’s interests, rights or freedoms. When the Company no longer needs the Data for any of the above purposes, the Grantee understands the Company will isolate it from active systems, remove it from its systems, or anonymize it to be used for statistical purposes as the case may be.
e.Data Subject Rights. The Grantee understands that the Grantee may have a number of rights under data privacy and data protection laws and regulations in the Grantee’s jurisdiction. Depending on where the Grantee is based and the applicable data privacy and data protection laws and regulations, such rights may include the right to (i) request access or copies of Data the Company processes, (ii) rectify or supplement Data that is incorrect, incomplete or out-of-date in light of the purposes underlying the processing, (iii) anonymize or delete Data, (iv) restrict or object to the processing of Data, (v) portability of Data, (vi) lodge complaints with competent authorities in the Grantee’s jurisdiction, (vii) receive a list with the names and addresses of any potential recipients of the Grantee’s Data and/or (viii) receive information about the possibility of not giving consent to process Data and the consequences of not giving consent. To receive clarification regarding these rights or to exercise these rights, the Grantee can contact privacy@alnylam.com. Further information on the contact details of the competent data protection authorities in Europe is available here: https://edpb.europa.eu/about-edpb/board/members_en.
f.Voluntariness and Consequences of Consent Denial or Withdrawal. Participation in the Plan is voluntary and the Grantee is providing the consents herein on a free and purely voluntary basis. If the Grantee does not consent, or if the Grantee later seeks to revoke the Grantee’s consent, the Grantee’s salary from or employment and career with the Company or the Employer will not be affected; the only adverse consequence of refusing or withdrawing the Grantee’s consent is that the Grantee’s ability to participate to the Plan may be affected, as the Company would not (or no longer) be able to grant this Award or other equity awards to the Grantee or administer or maintain such awards. Please note that withdrawal of consent does not affect any processing of Data carried out prior to and up to the date of such withdrawal.

By accepting this Award and indicating consent via the Company’s acceptance procedure, the Grantee is declaring that the Grantee agrees with the data processing practices described herein and consents to the collection, processing and use of Data by the Company and the transfer of such Data to the recipients mentioned above, including recipients located in countries which do not ensure an adequate level of protection from applicable data privacy and data protection law and regulation perspective, for the purposes described above.
Finally, the Grantee understands that the Company as the Data Controller of the Data may rely on a different legal basis for the processing or transfer of Data in the future and/or request that the Grantee provide supplementary consents or provide the Grantee with additional privacy related information as the case may be. If applicable and upon request of the Company, the Grantee agrees to provide an executed acknowledgement or any data privacy consent to the Employer or the Company (or any other acknowledgements, agreements or consents as may be required by the Employer or the Company) that the Company and/or the Employer may deem necessary to obtain under the data privacy laws in the Grantee’s country, either now or in the future. The Grantee understands that the Grantee will not be able to participate in the Plan if the Grantee fails to execute any such acknowledgement, agreement or consent requested by the Company and/or the Employer.
14.Governing Law and Venue. This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, U.S.A., without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. Any legal proceeding arising out of this Plan or this Agreement shall be brought exclusively in the Federal or State courts located in the State of Delaware, U.S.A. The Grantee agrees to submit to personal jurisdiction and to venue in those courts. The Grantee further agrees to waive all legal challenges and defenses to the appropriateness of Delaware as the site of any such legal proceeding and to the application of the laws of the State of Delaware, U.S.A., and any applicable Federal laws.
15.Language. The Grantee acknowledges that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Grantee to understand the terms and conditions of this Agreement. If the Grantee received this Agreement, or any other document related to the Performance Stock Units and/or the Plan, translated into a language other than English, and the meaning of the translated version is different than the English version, the English version will control, unless otherwise required by applicable law.
16.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or any electronic system established and maintained by the Company or a third party designated by the Company.

17.Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
18.Waiver. The Grantee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Grantee or any other participant.
19.Foreign Asset/Account Reporting; Exchange Controls. The Grantee may be subject to certain foreign asset and/or account reporting requirements and/or exchange controls which may affect the Grantee’s ability to hold shares of Stock or cash received from participating in the Plan (including from any dividends or sale proceeds arising from the sale of shares of Stock). The Grantee may be required to report foreign brokerage or bank accounts, assets or transactions to the tax or other authorities in the Grantee’s country of employment (and country of residence, if different). The Grantee acknowledges that it is the Grantee’s personal responsibility to be compliant with such regulations, and the Grantee should consult the Grantee’s personal legal advisor for any details.
20.Repatriation and Compliance with Local Laws. If the Grantee resides or is employed outside of the United States, the Grantee expressly agrees, as a condition to the Grantee’s participation in the Plan, to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan (including, but not limited to, dividends and any proceeds derived from the sale of shares of Stock acquired under the Plan) if required by and in accordance with local foreign exchange rules and regulations in the Grantee’s country of residence (and country of employment, if different). In addition, the Grantee also agrees to take any and all actions, and consent to any and all actions taken by the Company or the Employer as may be required to allow the Company or the Employer to comply with local laws, rules and regulations in the Grantee’s country of residence (and country of employment, if different). Finally, the Grantee agrees to take any and all actions as may be required to comply with the Grantee’s personal legal and tax obligations under local laws, rules and regulations in the Grantee’s country of residence (and country of employment, if different).
21.Private Placement. This Award is not intended to be a public offering of securities in the Grantee’s country of employment (and country of residence, if different). The Company has not submitted a registration statement, prospectus or other filing with the local securities authorities (unless otherwise required under local law), and the right to receive shares of Stock is not subject to the supervision of any local securities authorities outside of the United States. No employee of the Company or the Employer is permitted to advise the Grantee as to whether the Grantee should participate in the Plan and acquire shares of Stock under the Plan, or provide the Grantee with any legal, tax or financial advice with respect to the Grantee’s participation in the Plan. The acquisition of shares of Stock involves certain risks, and the Grantee should carefully consider all risk factors and tax considerations relevant to the acquisition of shares of Stock under the Plan and the disposition of them. Further, the Grantee should carefully review all materials related to the Plan, and should consult with the

Grantee’s personal legal, tax and financial advisors for professional advice in relation to the Grantee’s personal circumstances.
22.Insider Trading Restrictions / Market Abuse Laws. By accepting the grant of Performance Stock Units, the Grantee acknowledges that he or she is bound by all the terms and conditions of the Company’s insider trading policy as may be in effect from time to time. The Grantee further acknowledges that, depending on the Grantee’s or his or her broker’s country of residence or the country in which the shares of Stock are listed, he or she may be subject to insider trading restrictions and/or market abuse laws which may affect the Grantee’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Performance Stock Units) or rights linked to the value of shares of Stock under the Plan during such times as the Grantee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Grantee placed before the Grantee possessed inside information. Furthermore, the Grantee could be prohibited from (i) disclosing the inside information to any third party, which may include fellow employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under the Company’s insider trading policy as may be in effect from time to time. The Grantee acknowledges that it is the Grantee’s responsibility to comply with any applicable restrictions, and the Grantee should speak to his or her personal advisor on this matter.
23.Addendum. Notwithstanding any provisions of this Agreement to the contrary, the Grantee’s participation in the Plan is subject to any additional terms and conditions for the Grantee’s country of residence (and country of employment, if different) set forth in the Addendum to this Agreement. Further, if the Grantee transfers residence and/or employment to another country reflected in an Addendum to this Agreement, at the time of transfer, the additional terms and conditions for such country will apply to the Grantee to the extent the Company determines, in its sole discretion, that the application of such additional terms and conditions is necessary or advisable in order to comply with local law, rules and regulations or to facilitate the operation and administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Grantee’s transfer). In all circumstances, any applicable Addendum shall constitute part of this Agreement.
24.Other Requirements. The Committee reserves the right to impose other requirements on the Grantee’s participation in the Plan, any shares of Stock acquired pursuant to the Plan and the Grantee’s participation in the Plan to the extent the Committee determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with applicable laws, rules and regulations or to facilitate the operation and administration of this Award and the Plan. Such requirements may include (but are not limited to) requiring the Grantee to sign any agreements or undertakings that may be necessary to accomplish the foregoing.

ALNYLAM PHARMACEUTICALS, INC.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

GRANTEE:
%%FIRST_NAME%-% %%LAST_NAME%-% %%ADDRESS_LINE_1%-% %%ADDRESS_LINE_2%-% %%ADDRESS_LINE_3%-% %%CITY%-%, %%STATE%-% %%ZIPCODE%-%

Appendix A to
Performance Restricted Stock Unit Agreement (the “Agreement”)
The Target PSUs subject to the Award will vest and be earned, if at all, in accordance with this Appendix A.

The Target PSUs subject to the Award are allocated among the Performance Measures in the table below based on the Weighting assigned to each Performance Measure. The number of Earned PSUs will be equal to the aggregate number of PSUs determined by the Target PSUs allocated to the applicable Performance Measure, multiplied by the achieved Performance Multiplier specified in the table for such Performance Measure. Unless otherwise determined by the Committee, following the conclusion of the Performance Period, the Committee shall determine the extent to which the Performance Measures have been achieved and the number of Earned PSUs hereunder. The number of Earned PSUs (if any) shall be rounded up to the nearest whole number of shares of Stock. “Performance Period” means the period beginning on January 1, 2025 and ending on December 31, 2027 (such date, the “Performance Period End Date”). The vesting of any Earned PSUs shall occur as provided in Section 2 of the Agreement. All determinations under this Appendix A shall be made by the Committee and will be final and binding on the Grantee.

Weighting	Performance Measure	Performance Multiplier*
25% of Target PSUs	[***]	0% to 200% upon achievement
	•Threshold – [***]	50%
	•Target – [***]	100%
	•Maximum – [***]	200%
25% of Target PSUs	[***]	0% to 200% upon achievement
	•Threshold – [***]	50%
	•Target – [***]	100%
	•Maximum – [***]	200%

25% of Target PSUs	[***]	0% to 200% upon achievement
	•No Payout – [***]	0%
	•Threshold – [***]	50%
	•Target – [***]	100%
	•Maximum – [***]	200%
25% of Target PSUs	[***]	0% to 200% upon achievement
	•No Payout – [***]	0%
	•Threshold – [***]	50%
	•Target – [***]	100%
	•Maximum – [***]	200%

* The Performance Multiplier will be determined by linear interpolation [***].